FOURTH SUPPLEMENTAL INDENTURE
(Senior Notes due 2014)

THIS FOURTH SUPPLEMENTAL INDENTURE (this “Fourth Supplemental Indenture”) is dated as of January 7, 2010, among OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation (the “Issuer”), each of the SUBSIDIARY GUARANTORS listed on Schedule I hereto (collectively, the “Subsidiary Guarantors”), each of the NEW SUBSIDIARIES listed on Schedule II hereto (collectively, the “New Subsidiaries”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as trustee (the “Trustee”).

W I T N E S S E T H :

WHEREAS, the Issuer and the Subsidiary Guarantors have heretofore executed and delivered to the Trustee an Indenture, dated as of March 22, 2004 (as amended by the First Supplemental Indenture dated as of July 20, 2004, and as further amended by the Second Supplemental Indenture dated as of November 5, 2004, and the Third Supplemental Indenture dated as of December 1, 2005, the “Indenture”), providing for the issuance of the Issuer’s 7% Senior Notes due 2014 (the “Notes”);

WHEREAS, Section 9.01 of the Indenture authorizes the Issuer, the Subsidiary Guarantors and the Trustee, together, to amend or supplement the Indenture, without notice to or consent of any Holder of the Notes, for the purpose of making any change that would not materially adversely affect the rights of any Holder of the Notes;

WHEREAS, the Issuer has recently created or acquired, as appropriate, the New Subsidiaries, which are required to become Subsidiary Guarantors pursuant to Section 4.14 of the Indenture;

WHEREAS, in Section 1.01 of the Indenture, the term “Subsidiary Guarantors” is defined to include all Persons that become a Subsidiary Guarantor by the terms of the Indenture after the Closing Date;

WHEREAS, Section 10.01 of the Indenture provides that each Subsidiary Guarantor shall be a guarantor of the Issuer’s obligations under the Notes, subject to the terms and conditions described in the Indenture;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Subsidiary Guarantors, the New Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.	CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.
AMENDMENT TO GUARANTEE.  The New Subsidiaries hereby agree, jointly and severally with all other Subsidiary Guarantors, to guarantee the Issuer’s obligations under the Notes on the terms and subject to the conditions set forth in the Indenture, and to be bound by, and to receive the benefit of, all other applicable provisions of the Indenture as a Subsidiary Guarantor.  Such guarantees shall be evidenced by the respective New Subsidiaries’ execution of Subsidiary Guarantees, the form of which is attached as Exhibit E to the Indenture, and shall be effective as of the date hereof.

3.
NO RECOURSE AGAINST OTHERS.  No past, present or future director, officer, employee, partner, affiliate, beneficiary or stockholder of the New Subsidiaries, as such, shall have any liability for any obligations of the Issuer or any Subsidiary Guarantor under the Notes, any Guarantees, the Indenture or this Fourth Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation.  Each Holder of the Notes, by accepting and holding a Note, waives and releases all such liability.  Such waiver and release are part of the consideration for the issuance of the Notes.

4.	NEW YORK LAW TO GOVERN. The laws of the State of New York shall govern and be used to construe this Fourth Supplemental Indenture.

5.	COUNTERPARTS. The parties may sign any number of copies of this Fourth Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

6.	EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

7.
THE TRUSTEE.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fourth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer, the Subsidiary Guarantors and the New Subsidiaries.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed and attested, all as of the date first above written.

OMEGA HEALTHCARE INVESTORS, INC.

By: _________________________________
Name: _______________________________
Title: ________________________________

On behalf of each Subsidiary Guarantor, or its sole member, general partner or trustee, named on the attached Schedule I

By: _________________________________
Name: _______________________________
Title: ________________________________

On behalf of each New Subsidiary, its sole member, general partner or trustee, named on the attached Schedule II

By: _________________________________
Name: _______________________________
Title: ________________________________

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By: _________________________________
Name: _______________________________
Title: ________________________________

Schedule I

SUBSIDIARY GUARANTORS

Omega Healthcare Investors, Inc.
Arizona Lessor - Infinia, Inc.
Bayside Alabama Healthcare Second, Inc.
Bayside Arizona Healthcare Associates, Inc.
Bayside Arizona Healthcare Second, Inc.
Bayside Colorado Healthcare Associates, Inc.
Bayside Colorado Healthcare Second, Inc.
Bayside Indiana Healthcare Associates, Inc.
Bayside Street II, Inc.
Bayside Street, Inc.
Center Healthcare Associates, Inc.
Cherry Street - Skilled Nursing, Inc.
Colorado Lessor - Conifer, Inc.
Dallas Skilled Nursing, Inc.
Delta Investors I, LLC
Delta Investors II, LLC
Florida Lessor - Crystal Springs, Inc.
Florida Lessor - Emerald, Inc.
Florida Lessor - Lakeland, Inc.
Florida Lessor - Meadowview, Inc.
Florida Lessor - West Palm Beach and Southpoint, Inc.*
Georgia Lessor - Bonterra/Parkview, Inc.
Heritage Texarkana Healthcare Associates, Inc.
Indiana Lessor - Jeffersonville, Inc.
Indiana Lessor - Wellington Manor, Inc.
Jefferson Clark, Inc.
Lake Park Skilled Nursing, Inc.
Long Term Care - Michigan, Inc.
Long Term Care - North Carolina, Inc.
Long Term Care Associates - Illinois, Inc.
Long Term Care Associates - Indiana, Inc.
Long Term Care Associates - Texas, Inc.
NRS Ventures, L.L.C.
OHI (Connecticut), Inc.
OHI (Florida), Inc.
OHI (Illinois), Inc.
OHI (Indiana), Inc.
OHI (Iowa), Inc.
OHI (Kansas), Inc.
OHI Asset (CA), LLC
OHI Asset (PA), LLC (f/k/a OHI Asset (FL) Tarpon Springs, Pinellas Park & Gainesville, LLC)
OHI Asset (FL), LLC
OHI Asset (ID), LLC
OHI Asset (IN), LLC
OHI Asset (LA), LLC
OHI Asset (MI/NC), LLC
OHI Asset (MO), LLC
OHI Asset (OH), LLC
OHI Asset (TX), LLC
OHI Asset II (CA), LLC
OHI Asset II (TX), LLC*
OHI Asset, LLC
OHI of Kentucky, Inc.
OHI of Texas, Inc.
OHI Sunshine, Inc.
OHIMA, Inc.
Omega (Kansas), Inc.
Omega Acquisition Facility I, LLC
Omega TRS I, Inc.
OS Leasing Company
Parkview - Skilled Nursing, Inc.
Pine Texarkana Healthcare Associates, Inc.
Reunion Texarkana Healthcare Associates, Inc.
San Augustine Healthcare Associates, Inc.
Skilled Nursing - Gaston, Inc.
Skilled Nursing - Herrin, Inc.
Skilled Nursing - Hicksville, Inc.
Skilled Nursing - Paris, Inc.
South Athens Healthcare Associates, Inc.
Sterling Acquisition Corp.
Sterling Acquisition Corp. II
Texas Lessor - Stonegate GP, Inc.
Texas Lessor - Stonegate Limited, Inc.
Texas Lessor - Stonegate, L.P.
Texas Lessor - Treemont, Inc.
Washington Lessor - Silverdale, Inc.
Waxahachie Healthcare Associates, Inc.
West Athens Healthcare Associates, Inc.
OHI Asset (OH) New Philadelphia, LLC
OHI Asset (OH) Lender, LLC
OHI Asset (PA) Trust
Baldwin Health Center, Inc.
Canton Health Care Land, Inc.
Dixon Health Care Center, Inc.
Hanover House, Inc.
House of Hanover, Ltd.
Hutton I Land, Inc.
Hutton II Land, Inc.
Hutton III Land, Inc.
Leatherman 90-1, Inc.
Leatherman Partnership 89-1, Inc.
Leatherman Partnership 89-2, Inc.
Meridian Arms Land, Inc.
OHI Asset (CT) Lender, LLC
OHI Asset II (PA) Trust
OHI Asset III (PA) Trust
Orange Village Care Center, Inc.
Pavillion North, LLP
Pavillion North Partners, Inc.
Pavillion Nursing Center North, Inc.
St. Mary’s Properties, Inc.
Wilcare, LLC
Colonial Gardens, LLC
Copley Health Center, Inc.
The Suburban Pavilion, Inc.

*Subsidiary was merged with and into another subsidiary wholly owned by Omega Healthcare Investors, Inc.

Schedule II

NEW SUBSIDIARIES

Carnegie Gardens LLC
CSE Anchorage LLC
CSE Crane LLC
CSE Blountville LLC
CSE Bolivar LLC
CSE Camden LLC
CSE Denver Iliff LLC
CSE Fairhaven LLC
CSE Huntingdon LLC
CSE Jefferson City LLC
CSE Marianna Holdings LLC
CSE Memphis LLC
CSE Ripley LLC
CSE Texarkana LLC
CSE West Point LLC
CSE Whitehouse LLC
Greenbough, LLC
Panama City Nursing Center LLC
Skyler Maitland LLC
Suwanee, LLC
Florida Real Estate Company, LLC
LAD I Real Estate Company, LLC
Silver Lake Real Estate, LLC
CSE Centennial Village
CSE Corpus North LLC
CSE Jacinto City LLC
CSE Kerrville LLC
CSE Pennsylvania Holdings
CSE Ripon LLC
CSE Spring Branch LLC
CSE The Village LLC
CSE Williamsport LLC
Desert Lane, LLC
North Las Vegas LLC
OHI Asset CSE-E, LLC
OHI Asset CSE-U, LLC

FIFTH SUPPLEMENTAL INDENTURE
(Senior Notes due 2014)

THIS FIFTH SUPPLEMENTAL INDENTURE (this “Fifth Supplemental Indenture”) is dated as of January 29, 2010, among OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation (the “Issuer”), each of the SUBSIDIARY GUARANTORS listed on Schedule I hereto (collectively, the “Subsidiary Guarantors”), each of the NEW SUBSIDIARIES listed on Schedule II hereto (collectively, the “New Subsidiaries”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as trustee (the “Trustee”).

W I T N E S S E T H :

WHEREAS, the Issuer and the Subsidiary Guarantors have heretofore executed and delivered to the Trustee an Indenture, dated as of March 22, 2004 (as amended by the First Supplemental Indenture dated as of July 20, 2004, and as further amended by the Second Supplemental Indenture dated as of November 5, 2004, the Third Supplemental Indenture dated as of December 1, 2005 and the Fourth Supplemental Indenture dated January 7, 2010, the “Indenture”), providing for the issuance of the Issuer’s 7% Senior Notes due 2014 (the “Notes”);

WHEREAS, Section 9.01 of the Indenture authorizes the Issuer, the Subsidiary Guarantors and the Trustee, together, to amend or supplement the Indenture, without notice to or consent of any Holder of the Notes, for the purpose of making any change that would not materially adversely affect the rights of any Holder of the Notes;

WHEREAS, Section 5.01(e) of the Indenture provides that any Restricted Subsidiary may consolidate or merge with or into another Restricted Subsidiary;

WHEREAS, one of the New Subsidiaries, OHI Asset IV (PA) Silver Lake Trust, is successor-by-merger to Silver Lake Real Estate, LLC, by virtue of a merger effective December 31, 2009, and is required to become a Subsidiary Guarantor pursuant to Section 4.14 of the Indenture;

WHEREAS, the Issuer has created or acquired, as appropriate, the other New Subsidiaries, which are required to become Subsidiary Guarantors pursuant to Section 4.14 of the Indenture;

WHEREAS, in Section 1.01 of the Indenture, the term “Subsidiary Guarantors” is defined to include all Persons that become a Subsidiary Guarantor by the terms of the Indenture after the Closing Date;

WHEREAS, Section 10.01 of the Indenture provides that each Subsidiary Guarantor shall be a guarantor of the Issuer’s obligations under the Notes, subject to the terms and conditions described in the Indenture;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Subsidiary Guarantors, the New Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.	CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.
AMENDMENT TO GUARANTEE.  The New Subsidiaries hereby agree, jointly and severally with all other Subsidiary Guarantors, to guarantee the Issuer’s obligations under the Notes on the terms and subject to the conditions set forth in the Indenture, and to be bound by, and to receive the benefit of, all other applicable provisions of the Indenture as a Subsidiary Guarantor.  Such guarantees shall be evidenced by the respective New Subsidiaries’ execution of Subsidiary Guarantees, the form of which is attached as Exhibit E to the Indenture, and shall be effective as of the date hereof.

3.
NO RECOURSE AGAINST OTHERS.  No past, present or future director, officer, employee, partner, affiliate, beneficiary or stockholder of the New Subsidiaries, as such, shall have any liability for any obligations of the Issuer or any Subsidiary Guarantor under the Notes, any Guarantees, the Indenture or this Fifth Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation.  Each Holder of the Notes, by accepting and holding a Note, waives and releases all such liability.  Such waiver and release are part of the consideration for the issuance of the Notes.

4.	NEW YORK LAW TO GOVERN. The laws of the State of New York shall govern and be used to construe this Fifth Supplemental Indenture.

5.	COUNTERPARTS. The parties may sign any number of copies of this Fifth Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

6.	EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

7.
THE TRUSTEE.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fifth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer, the Subsidiary Guarantors and the New Subsidiaries.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Supplemental Indenture to be duly executed and attested, all as of the date first above written.

OMEGA HEALTHCARE INVESTORS, INC.

By: _________________________________
Name: _______________________________
Title: ________________________________

On behalf of each Subsidiary Guarantor, or its sole member, general partner or trustee, named on the attached Schedule I

By: _________________________________
Name: _______________________________
Title: ________________________________

On behalf of each New Subsidiary, its sole member, general partner or trustee, named on the attached Schedule II

By: _________________________________
Name: _______________________________
Title: ________________________________

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By: _________________________________
Name: _______________________________
Title: ________________________________

Schedule I

SUBSIDIARY GUARANTORS

Omega Healthcare Investors, Inc.
Arizona Lessor - Infinia, Inc.
Baldwin Health Center, Inc.
Bayside Alabama Healthcare Second, Inc.
Bayside Arizona Healthcare Associates, Inc.
Bayside Arizona Healthcare Second, Inc.
Bayside Colorado Healthcare Associates, Inc.
Bayside Colorado Healthcare Second, Inc.
Bayside Indiana Healthcare Associates, Inc.
Bayside Street II, Inc.
Bayside Street, Inc.
Canton Health Care Land, Inc.
Carnegie Gardens LLC
Center Healthcare Associates, Inc.
Cherry Street - Skilled Nursing, Inc.
Colonial Gardens, LLC
Colorado Lessor - Conifer, Inc.
Copley Health Center, Inc.
CSE Anchorage LLC
CSE Blountville LLC
CSE Bolivar LLC
CSE Camden LLC
CSE Centennial Village
CSE Corpus North LLC
CSE Crane LLC
CSE Denver Iliff LLC
CSE Fairhaven LLC
CSE Huntingdon LLC
CSE Jacinto City LLC
CSE Jefferson City LLC
CSE Kerrville LLC
CSE Marianna Holdings LLC
CSE Memphis LLC
CSE Pennsylvania Holdings
CSE Ripley LLC
CSE Ripon LLC
CSE Spring Branch LLC
CSE Texarkana LLC
CSE The Village LLC
CSE West Point LLC
CSE Whitehouse LLC
CSE Williamsport LLC
Dallas Skilled Nursing, Inc.
Delta Investors I, LLC
Delta Investors II, LLC
Desert Lane, LLC
Dixon Health Care Center, Inc.
Florida Lessor - Crystal Springs, Inc.
Florida Lessor - Emerald, Inc.
Florida Lessor - Lakeland, Inc.
Florida Lessor - Meadowview, Inc.
Florida Real Estate Company, LLC
Georgia Lessor - Bonterra/Parkview, Inc.
Greenbough, LLC
Hanover House, Inc.
Heritage Texarkana Healthcare Associates, Inc.
House of Hanover, Ltd.
Hutton I Land, Inc.
Hutton II Land, Inc.
Hutton III Land, Inc.
Indiana Lessor - Jeffersonville, Inc.
Indiana Lessor - Wellington Manor, Inc.
Jefferson Clark, Inc.
LAD I Real Estate Company, LLC
Lake Park Skilled Nursing, Inc.
Leatherman 90-1, Inc.
Leatherman Partnership 89-1, Inc.
Leatherman Partnership 89-2, Inc.
Long Term Care - Michigan, Inc.
Long Term Care - North Carolina, Inc.
Long Term Care Associates - Illinois, Inc.
Long Term Care Associates - Indiana, Inc.
Long Term Care Associates - Texas, Inc.
Meridian Arms Land, Inc.
North Las Vegas LLC
NRS Ventures, L.L.C.
OHI (Connecticut), Inc.
OHI (Florida), Inc.
OHI (Illinois), Inc.
OHI (Indiana), Inc.
OHI (Iowa), Inc.
OHI (Kansas), Inc.
OHI Asset (CA), LLC
OHI Asset (CT) Lender, LLC
OHI Asset (FL), LLC
OHI Asset (ID), LLC
OHI Asset (IN), LLC
OHI Asset (LA), LLC
OHI Asset (MI/NC), LLC
OHI Asset (MO), LLC
OHI Asset (OH) Lender, LLC
OHI Asset (OH) New Philadelphia, LLC
OHI Asset (OH), LLC
OHI Asset (PA) Trust
OHI Asset (PA), LLC (f/k/a OHI Asset (FL) Tarpon Springs, Pinellas Park & Gainesville, LLC)
OHI Asset (SMS) Lender, Inc. (f/k/a Florida Lessor – West Palm Beach and Southpoint, Inc.)
OHI Asset (TX), LLC
OHI Asset CSE-E, LLC
OHI Asset CSE-U, LLC
OHI Asset Essex (OH), LLC (f/k/a Omega Acquisition Facility I, LLC)
OHI Asset II (CA), LLC
OHI Asset II (PA) Trust
OHI Asset III (PA) Trust
OHI Asset, LLC
OHI of Kentucky, Inc.
OHI of Texas, Inc.
OHI Sunshine, Inc.
OHIMA, Inc.
Omega (Kansas), Inc.
Omega TRS I, Inc.
Orange Village Care Center, Inc.
OS Leasing Company
Panama City Nursing Center LLC
Parkview - Skilled Nursing, Inc.
Pavillion North Partners, Inc.
Pavillion North, LLP
Pavillion Nursing Center North, Inc.
Pine Texarkana Healthcare Associates, Inc.
Reunion Texarkana Healthcare Associates, Inc.
San Augustine Healthcare Associates, Inc.
Silver Lake Real Estate, LLC*
Skilled Nursing - Gaston, Inc.
Skilled Nursing - Herrin, Inc.
Skilled Nursing - Hicksville, Inc.
Skilled Nursing - Paris, Inc.
Skyler Maitland LLC
South Athens Healthcare Associates, Inc.
St. Mary’s Properties, Inc.
Sterling Acquisition Corp.
Sterling Acquisition Corp. II
Suwanee, LLC
Texas Lessor - Stonegate GP, Inc.
Texas Lessor - Stonegate Limited, Inc.
Texas Lessor - Stonegate, L.P.
Texas Lessor - Treemont, Inc.
The Suburban Pavilion, Inc.
Washington Lessor - Silverdale, Inc.
Waxahachie Healthcare Associates, Inc.
West Athens Healthcare Associates, Inc.
Wilcare, LLC

*Subsidiary was merged with and into another Restricted Subsidiary wholly owned by Omega Healthcare Investors, Inc., which is being added as a New Subsidiary Guarantor pursuant to this Fifth Supplemental Indenture.

Schedule II

NEW SUBSIDIARIES

OHI Asset (CO), LLC
OHI Asset (IL), LLC
OHI Asset IV (PA) Silver Lake Trust

SIXTH SUPPLEMENTAL INDENTURE
(Senior Notes due 2014)

THIS SIXTH SUPPLEMENTAL INDENTURE (this “Sixth Supplemental Indenture”) is dated as of February 2, 2010, among OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation (the “Issuer”), each of the SUBSIDIARY GUARANTORS listed on Schedule I hereto (collectively, the “Subsidiary Guarantors”), OHI Asset II (FL), LLC (the “New Subsidiary”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as trustee (the “Trustee”).

W I T N E S S E T H :

WHEREAS, the Issuer and the Subsidiary Guarantors have heretofore executed and delivered to the Trustee an Indenture, dated as of March 22, 2004 (as amended by the First Supplemental Indenture dated as of July 20, 2004, and as further amended by the Second Supplemental Indenture dated as of November 5, 2004, the Third Supplemental Indenture dated as of December 1, 2005, the Fourth Supplemental Indenture dated January 7, 2010, and the Fifth Supplemental Indenture dated January 29, 2010, the “Indenture”), providing for the issuance of the Issuer’s 7% Senior Notes due 2014 (the “Notes”);

WHEREAS, Section 9.01 of the Indenture authorizes the Issuer, the Subsidiary Guarantors and the Trustee, together, to amend or supplement the Indenture, without notice to or consent of any Holder of the Notes, for the purpose of making any change that would not materially adversely affect the rights of any Holder of the Notes;

WHEREAS, the Issuer has created the New Subsidiary, which is required to become a Subsidiary Guarantor pursuant to Section 4.14 of the Indenture;

WHEREAS, in Section 1.01 of the Indenture, the term “Subsidiary Guarantors” is defined to include all Persons that become a Subsidiary Guarantor by the terms of the Indenture after the Closing Date; and

WHEREAS, Section 10.01 of the Indenture provides that each Subsidiary Guarantor shall be a guarantor of the Issuer’s obligations under the Notes, subject to the terms and conditions described in the Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Subsidiary Guarantors, the New Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.	CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.
AMENDMENT TO GUARANTEE.  The New Subsidiary hereby agrees, jointly and severally with all other Subsidiary Guarantors, to guarantee the Issuer’s obligations under the Notes on the terms and subject to the conditions set forth in the Indenture, and to be bound by, and to receive the benefit of, all other applicable provisions of the Indenture as a Subsidiary Guarantor.  Such guarantee shall be evidenced by the New Subsidiary’s execution of a Subsidiary Guarantee, the form of which is attached as Exhibit E to the Indenture, and shall be effective as of the date hereof.

3.
NO RECOURSE AGAINST OTHERS.  No past, present or future director, officer, employee, partner, affiliate, beneficiary or stockholder of the New Subsidiary, as such, shall have any liability for any obligations of the Issuer or any Subsidiary Guarantor under the Notes, any Guarantees, the Indenture or this Sixth Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation.  Each Holder of the Notes, by accepting and holding a Note, waives and releases all such liability.  Such waiver and release are part of the consideration for the issuance of the Notes.

4.	NEW YORK LAW TO GOVERN. The laws of the State of New York shall govern and be used to construe this Sixth Supplemental Indenture.

5.	COUNTERPARTS. The parties may sign any number of copies of this Sixth Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

6.	EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

7.
THE TRUSTEE.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Sixth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer, the Subsidiary Guarantors and the New Subsidiary.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed and attested, all as of the date first above written.

OMEGA HEALTHCARE INVESTORS, INC.

By: _________________________________
Name: _______________________________
Title: ________________________________

On behalf of each Subsidiary Guarantor, or its sole member, general partner or trustee, named on the attached Schedule I

By: _________________________________
Name: _______________________________
Title: ________________________________

On behalf of the New Subsidiary, OHI Asset II (FL), LLC, its sole member

By: _________________________________
Name: _______________________________
Title: ________________________________

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By: _________________________________
Name: _______________________________
Title: ________________________________

Schedule I

SUBSIDIARY GUARANTORS

Omega Healthcare Investors, Inc.
Arizona Lessor - Infinia, Inc.
Baldwin Health Center, Inc.
Bayside Alabama Healthcare Second, Inc.
Bayside Arizona Healthcare Associates, Inc.
Bayside Arizona Healthcare Second, Inc.
Bayside Colorado Healthcare Associates, Inc.
Bayside Colorado Healthcare Second, Inc.
Bayside Indiana Healthcare Associates, Inc.
Bayside Street II, Inc.
Bayside Street, Inc.
Canton Health Care Land, Inc.
Carnegie Gardens LLC
Center Healthcare Associates, Inc.
Cherry Street - Skilled Nursing, Inc.
Colonial Gardens, LLC
Colorado Lessor - Conifer, Inc.
Copley Health Center, Inc.
CSE Anchorage LLC
CSE Blountville LLC
CSE Bolivar LLC
CSE Camden LLC
CSE Centennial Village
CSE Corpus North LLC
CSE Crane LLC
CSE Denver Iliff LLC
CSE Fairhaven LLC
CSE Huntingdon LLC
CSE Jacinto City LLC
CSE Jefferson City LLC
CSE Kerrville LLC
CSE Marianna Holdings LLC
CSE Memphis LLC
CSE Pennsylvania Holdings
CSE Ripley LLC
CSE Ripon LLC
CSE Spring Branch LLC
CSE Texarkana LLC
CSE The Village LLC
CSE West Point LLC
CSE Whitehouse LLC
CSE Williamsport LLC
Dallas - Skilled Nursing, Inc.
Delta Investors I, LLC
Delta Investors II, LLC
Desert Lane, LLC
Dixon Health Care Center, Inc.
Florida Lessor - Crystal Springs, Inc.
Florida Lessor - Emerald, Inc.
Florida Lessor - Lakeland, Inc.
Florida Lessor - Meadowview, Inc.
Florida Real Estate Company, LLC
Georgia Lessor - Bonterra/Parkview, Inc.
Greenbough, LLC
Hanover House, Inc.
Heritage Texarkana Healthcare Associates, Inc.
House of Hanover, Ltd.
Hutton I Land, Inc.
Hutton II Land, Inc.
Hutton III Land, Inc.
Indiana Lessor - Jeffersonville, Inc.
Indiana Lessor - Wellington Manor, Inc.
Jefferson Clark, Inc.
LAD I Real Estate Company, LLC
Lake Park - Skilled Nursing, Inc.
Leatherman 90-1, Inc.
Leatherman Partnership 89-1, Inc.
Leatherman Partnership 89-2, Inc.
Long Term Care - Michigan, Inc.
Long Term Care - North Carolina, Inc.
Long Term Care Associates - Illinois, Inc.
Long Term Care Associates - Indiana, Inc.
Long Term Care Associates - Texas, Inc.
Meridian Arms Land, Inc.
North Las Vegas LLC
NRS Ventures, L.L.C.
OHI (Connecticut), Inc.
OHI (Florida), Inc.
OHI (Illinois), Inc.
OHI (Indiana), Inc.
OHI (Iowa), Inc.
OHI (Kansas), Inc.
OHI Asset (CA), LLC
OHI Asset (CT) Lender, LLC
OHI Asset (FL), LLC
OHI Asset (ID), LLC
OHI Asset (IN), LLC
OHI Asset (LA), LLC
OHI Asset (MI/NC), LLC
OHI Asset (MO), LLC
OHI Asset (OH) Lender, LLC
OHI Asset (OH) New Philadelphia, LLC
OHI Asset (OH), LLC
OHI Asset (PA) Trust
OHI Asset (PA), LLC (f/k/a OHI Asset (FL) Tarpon Springs, Pinellas Park & Gainesville, LLC)
OHI Asset (SMS) Lender, Inc. (f/k/a Florida Lessor – West Palm Beach and Southpoint, Inc.)
OHI Asset (TX), LLC
OHI Asset CSE-E, LLC
OHI Asset CSE-U, LLC
OHI Asset Essex (OH), LLC (f/k/a Omega Acquisition Facility I, LLC)
OHI Asset II (CA), LLC
OHI Asset II (PA) Trust
OHI Asset III (PA) Trust
OHI Asset, LLC
OHI of Kentucky, Inc.
OHI of Texas, Inc.
OHI Sunshine, Inc.
OHIMA, Inc.
Omega (Kansas), Inc.
Omega TRS I, Inc.
Orange Village Care Center, Inc.
OS Leasing Company
Panama City Nursing Center LLC
Parkview - Skilled Nursing, Inc.
Pavillion North Partners, Inc.
Pavillion North, LLP
Pavillion Nursing Center North, Inc.
Pine Texarkana Healthcare Associates, Inc.
Reunion Texarkana Healthcare Associates, Inc.
San Augustine Healthcare Associates, Inc.
Skilled Nursing - Gaston, Inc.
Skilled Nursing - Herrin, Inc.
Skilled Nursing - Hicksville, Inc.
Skilled Nursing - Paris, Inc.
Skyler Maitland LLC
South Athens Healthcare Associates, Inc.
St. Mary’s Properties, Inc.
Sterling Acquisition Corp.
Sterling Acquisition Corp. II
Suwanee, LLC
Texas Lessor - Stonegate GP, Inc.
Texas Lessor - Stonegate Limited, Inc.
Texas Lessor - Stonegate, L.P.
Texas Lessor - Treemont, Inc.
The Suburban Pavilion, Inc.
Washington Lessor - Silverdale, Inc.
Waxahachie Healthcare Associates, Inc.
West Athens Healthcare Associates, Inc.
Wilcare, LLC
OHI Asset (CO), LLC
OHI Asset (IL), LLC
OHI Asset IV (PA) Silver Lake Trust